UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                                  May 20, 2003
                Date of Report (date of earliest event reported)

                               ACTUATE CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                     0-24607                94-3193197
 (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)             File Number)         Identification No.)


          701 Gateway Boulevard, South San Francisco, California 94080 (Address of principal executive offices, including zip code)

                                 (650) 837-2000
              (Registrant's telephone number, including area code)




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Item 9. Regulation FD Disclosure

This Form 8-K is being furnished to report that on May 20, 2003, Actuate issued a press release related to the delay in the filing of its 10-Q for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 hereto.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  ACTUATE CORPORATION
                                     (Registrant)

Date: May 20, 2003
                                  /s/    DANIELA. GAUDREAU
                                  ------------------------------------------
                                  Daniel A. Gaudreau
                                  Senior Vice President, Finance and
                                  Administration and Chief Financial Officer




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                                INDEX TO EXHIBITS


99.1                   Press Release dated May 20, 2003.